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                                                                    EXHIBIT 10.6

                             MANAGEMENT ADVISORY AND
                          CONSULTING SERVICES AGREEMENT

          MANAGEMENT ADVISORY AND CONSULTING SERVICES AGREEMENT, dated as of July 2,1997 (as hereafter amended, modified or supplemented, this "AGREEMENT"), among NEN HOLDING INC., a corporation organized and existing under the laws of the State of Delaware ("HOLDINGS"), NEN LIFE SCIENCE PRODUCTS, Inc., a corporation organized and existing under the laws of the State of Delaware (together with Holdings, the "COMPANY"), and GENSTAR CAPITAL LLC, a limited liability company organized and existing under the laws of the State of Delaware ("GENSTAR"),

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Company desires to avail itself of the business experience and expertise of Genstar in arranging financing, strategic planning, negotiating, executive recruiting and procuring contracts and other areas of corporate management; and

          WHEREAS, the Company has requested of Genstar and Genstar has agreed to provide the Company on an ongoing basis, subject to the terms and conditions specified herein, with management consulting and advisory services related to the business affairs of the Company;

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements and covenants hereinafter set forth and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree as follows.

          SECTION 1. Retention of Genstar. The Company hereby retains Genstar as its exclusive management and corporate, consultant and Genstar accepts such retention on the terms and conditions set forth herein.

          SECTION 2. Services. (a) Genstar shall advise the Company concerning such management matters as relate to strategic planning, proposed financial transactions, procurement of contracts and other management matters related to the Company's business and administration, and as to such other matters as the Company may reasonably request.

          (b) Genstar shall perform all such services as an independent contractor to the Company and neither Genstar nor its affiliates nor any of their respective directors, officers, agents or employees shall be liable for any advice offered or action taken by it or them in connection with this Agreement. Genstar shall not be considered an employee, agent or representative of the Company and will not have any authority to act for or bind the Company without the Company's prior written consent.

          SECTION 3. Compensation. (a) In consideration of the services provided by Genstar hereunder, the Company shall pay to Genstar a management consulting fee of $700,000 per annum (the "Base Fee"), payable in quarterly installments during the term hereof commencing September 30, 1997. The Base Fee shall increase by 3% per annum at each anniversary hereof.


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          (b)  The Company shall reimburse Genstar for all reasonable out-of-pocket costs and expenses incurred by Genstar in connection with the provision of services hereunder promptly upon receipt of a statement of such costs and expenses from Genstar.

          (c) Any amount paid when due under the terms and provisions of this Agreement shall bear interest at the rate of 10% per annum.

          SECTION 4. Company's Further Obligation. The Company shall in good faith consider all advice and recommendations of Genstar relating to the subject matter of this Agreement. Notwithstanding the foregoing, the Company shall not have any obligation whatsoever to follow or implement any such advice or recommendation of Genstar.

          SECTION 5. Term and Termination. This Agreement shall commence on the date hereof and shall continue through the period ending on July 2, 2007; provided, however, that this Agreement shall terminate on the last day of the first quarter in which Genstar Capital Partners II, L.P. holds less than 5% of The common stock, par value $.01 per share, of Holdings at such time outstanding. In the event this Agreement terminates pursuant to this Section 5, the annual management consulting fee shall be prorated through and paid on the date of termination

          SECTION 6. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          SECTION 7. No Waivers. Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or conditions shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

          SECTION 8. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duty given or made upon receipt) by delivery in person, or by courier service, cable, telecopy, telegram, or registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at their addresses set forth on the signature pages to this Agreement (or at such other address for a party hereto as shall be specified in a notice given in accordance with this Section 8).

          SECTION 9. Assignment. Neither of the parties hereto shall have the right to assign this Agreement or the rights or obligations hereunder.

          SECTION 10. Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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          SECTION 11. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 12. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, between the parties hereto with respect to the subject matter hereof.

          SECTION 13. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

          SECTION 14. Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

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          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         NEN HOLDING INC,

                                             /s/ [signature]
                                         By: ___________________________________
                                             Name:
                                             Title:


                                             /s/ [signature]
                                         By: ___________________________________
                                             Name:
                                             Title:


                                         NEN LIFE SCIENCE PRODUCTS, INC.


                                             /s/ [signature]
                                         By: ___________________________________
                                             Name:
                                             Title:


                                             /s/ [signature]
                                         By: ___________________________________
                                             Name:
                                             Title:


                                         GENSTAR CAPITAL LLC


                                             /s/ [signature]
                                         By: ___________________________________
                                             Name:
                                             Title:


                                             /s/ [signature]
                                         By: ___________________________________
                                             Name:
                                             Title: